UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 15, 2026

Datavault AI Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38608	30-1135279
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square, 2005 Market Street, Suite 2400, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 15, 2026, Datavault AI Inc. (the “Company”) filed a prospectus supplement (the “Prospectus Supplement”) to an effective shelf registration statement on Form S-3, which was originally filed with the Securities and Exchange Commission (the “SEC”) on July 7, 2025, as amended, and was declared effective by the SEC on July 9, 2025 (File No. 333-288538) (the “Registration Statement”). The Company filed the Prospectus Supplement (i) to amend and restate the Company’s prospectus supplement, dated January 4, 2026, for purposes of reflecting the amendment and restatement of the stock purchase agreement, dated January 4, 2026 (the “Prior Stock Purchase Agreement”), by and between the Company and the inventor named therein (the “Initial Inventor”), pursuant to which the Company had agreed to issue to such Initial Inventor an aggregate of 7,500,000 shares (the “Shares”) of common stock of the Company, par value $0.0001 per share, in consideration for the assignment by such Initial Inventor of certain intellectual property rights to the Company, and (ii) for the purpose of registering the issuance of 7,500,000 Shares to the Inventors (as defined below) in consideration for the assignment by such Inventors of certain intellectual property rights to the Company pursuant to the amended and restated stock purchase agreement, dated January 14, 2026, by and among the Company, the Initial Inventor and the other inventors named therein (the “Additional Inventors” and, together with the Initial Inventor, the “Inventors”), which amends, restates and supersedes in its entirety the Prior Stock Purchase Agreement. The Company has not issued any Shares pursuant to the Prior Stock Purchase Agreement.

In connection with the filing of the Prospectus Supplement, the Company is filing an opinion of its counsel, Paul Hastings LLP, regarding the legality of the Shares being registered, which opinion is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Paul Hastings LLP
23.1	Consent of Paul Hastings LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2026	DATAVAULT AI INC.

	By:	/s/ Nathaniel Bradley
		Name:	Nathaniel Bradley
		Title:	Chief Executive Officer